Exhibit 32

Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Financial Officer of Imperiali Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of Imperiali Inc for the quarter ended November 30, 2006.

The undersigned certifies that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Imperiali Inc as of November 30, 2006.

This Certification is executed as of January 24, 2007.

/s/ Charles A. Fiscina
CFO
(Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to us, Inc. and will be retained by Imperiali Inc and furnished to the Securities and Exchange Commission or its staff upon request.